Trillium ESG Small/Mid Cap Fund
TICKER: *Retail Class TBD Institutional Class TSMDX

*Shares are not available at this time

Supplement dated July 18, 2022 to the Summary Prospectus
dated October 31, 2021

Effective immediately, all references to options as an investment strategy and a principal investment risk of the Fund in the Summary Prospectus are hereby removed.

Please retain this Supplement with your Summary Prospectus.